JANUARY 2024 42nd Annual J.P. Morgan Healthcare Conference Patrick Holt President & CEO

This presentation contains forward-looking statements, such as those relating to the commercial potential of VASCEPA® (VAZKEPA® in Europe), clinical and regulatory efforts and timelines, potential regulatory and pricing approvals, generic product launches,  research and development, intellectual property and litigation matters, and other statements and beliefs that are forward-looking in nature and depend upon or refer to future events or conditions, including certain financial initiatives, metrics, and guidance.  These statements involve known and unknown risks, uncertainties and other factors that can cause actual results to differ materially. Investors should not place undue reliance on forward-looking statements, which speak only as of the presentation date of this presentation. Please refer to the “Risk Factors” section in Amarin’s most recent Forms 10-K and 10-Q filed with the SEC and cautionary statements outlined in recent press releases for more complete descriptions of risks in an investment in Amarin.  THIS PRESENTATION IS INTENDED FOR COMMUNICATION WITH INVESTORS AND NOT FOR DRUG PROMOTION. FORWARD LOOKING STATEMENTS & DISCLAIMER AMARIN, VASCEPA, VAZKEPA and REDUCE-IT are trademarks of Amarin Pharmaceuticals Ireland Limited. VAZKEPA is a registered trademark in Europe and other countries and regions and is pending registration in the United States. 2

Q&A AGENDA AMARIN: Reasons to Believe & Our Strategy 2023: Delivering On Strategic Priorities 2024:  Accelerate Operational Momentum 01 02 03 04 AMARIN, VASCEPA, VAZKEPA and REDUCE-IT are trademarks of Amarin Pharmaceuticals Ireland Limited. VAZKEPA is a registered trademark in Europe and other countries and regions and is pending registration in the United States. 3

01 Amarin: reasons to believe & our STRATEGY 4

AMARIN: REASONS TO BELIEVE

✓ **Compelling Science Built on REDUCE-IT Study**

- 25% RRR on top of statins; Global opportunity and impact for cardiovascular patients

✓ **Solid Cash Position & No Debt**

- $321M cash position; +$10M for FY 2023; 6 Quarters of Cash Flow Positive or Neutral Operations[1]

✓ **New EU Leadership, Teams Driving Encouraging Initial European Results; Substantial EU Runway**

- Europe: ~65% Revenue Growth in Q4'23 vs. Q3 '23
  - Spain: Early launch progress building momentum; UK: Signals of advancing uptake
- IP Strength: Potential for patent protection in Europe up to 2039

✓ **U.S. Business: Focused on Branded Market Leadership & Extending Life Cycle**

- VASCEPA continues to maintain market leadership more than three years post-generic entrywith 57% market share; plans in place to maintain IPE market leadership

✓ **ContinuedProgress with Partners in RoW**

- China: VHTG Launched; CVRR indication filing accepted by health authoritieswith a clinical trial waiver

OUR PEOPLE & OUR CULTURE

[1] Excludes one-time supply restructuring payments.

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OUR STRATEGY: FOCUS ON OPERATIONAL MOMENTUM TO MAXIMIZE PATIENT UPTAKE ON VASCEPA/VAZKEPA EUROPE Accelerate European Revenue and P&R Outcomes RoW  Maximize Patient Uptake via Partnerships U.S. Extend Product Lifecycle and Drive Profit

02 2023: delivering on strategic priorities 7

COMMERCIAL Europe: Launched in 3 Key European Markets; P&R Progress Ongoing U.S.: Maintained 57% IPE Market Share More Than 3 Years Post-Generic Entry RoW: VHTG Launch, CVRR Submission/Acceptance in China;  Entered 3 New Partnerships  R&D/MEDICAL ~50 Additional Publications Supporting VASCEPA/VAZKEPA  140 Educational Initiatives Executed Across Europe Strong, Coordinated Presence at 5 Major Congresses 5 RoW Regulatory Approvals Supporting Partnership Strategy FINANCIAL Delivered Over $300 Million in Revenues for 2023 Reduced OpEx by $100M vs 2022 Continued Progress on Supply Negotiations $321 Million Total Cash; No Debt PEOPLE & CULTURE: Recent Employee Engagement Survey Showed Highly Engaged Team, Strongly Committed to Helping Amarin Achieve Its Priorities 2023 PROGRESS AT-A-GLANCE

EUROPE: NEW STRATEGY IS DELIVERING ~65% GROWTH Q4 VS. Q3 '23

NEW LEADERSHIP DRIVES FOCUSED EUROPEAN STRATEGY

1. **Targeted Patient & Customer Base at Launch**
   Address urgency to treat. Focus on high-risk patients backed up by data and treated by specialists.

2. **Resource Optimisation/Prioritisation**
   Resource allocation on prioritised geographies and implementation of new, efficient operational model.

3. **Enhanced VAZKEPA Value Proposition**
   Country-centric value offering reflecting different payer's needs.

A INCREASING IMPACT IN EU5

Accelerating Revenue

Spain
Impactful launch with strong initial uptake (>1,700 patients to date)

United Kingdom
Continued acceleration with >30% increase in pharmacy sales Q-to-Q

Evolving Pricing & Reimbursement Approach

Italy
Capitalize on existing positive scientific assessment

France
Focused efforts on strengthening scientific assessment

Germany
Re-entry plan developed and in place

B CONTINUED COMMERCIALIZATION AND ADVANCEMENT OF P&R PROCESSES IN REST OF EUROPE

Supporting commercialization in other important markets;
7 additional pricing & reimbursement submissions ongoing

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Total IPE Norm TRx Trend Norm TRx DECEMBER 2023 Strides/Amneal announce agreement to commercialize icosapent ethyl capsules U.S.: MORE THAN 3 YEARS POST-GENERIC ENTRY, BRANDED VASCEPA REMAINS IPE MARKET LEADER WITH 57% MARKET SHARE Over The Last 12 Months, U.S. Business has remained relatively flat. NOVEMBER 2020 Hikma launches icosapent ethyl capsules; first generic Vascepa® launch  JUNE 2021  DRL launches icosapent ethyl capsules JANUARY 2022 Apotex launches icosapent ethyl capsules DECEMBER 2022 Teva launches icosapent ethyl capsules

Note: The company is pursuing expansion into these various additional markets and the status of regulatory and/or patent approval will vary market to market. South Korea and ASEAN (Lotus) Approval Processes Ongoing    China Launched in October 2023 (VHTG)  Australia / New Zealand Australia Approved November 2022, New Zealand Approved January 2023  REST-OF-WORLD (ROW): EXPANDED TO NEW REGIONS AND INITIATED COMMERCIAL EFFORTS IN CHINA CHINA:  Edding launched VASCEPA with VHTG indication Submitted CVRR indication accepted by NMPA (accepted by health authorities) AUSTRALIA/NEW ZEALAND: Amarin & CSL Seqirus entered into an exclusive license and distribution agreement CSL Seqirus focused on advancing pricing and reimbursement and commercialize VAZKEPA® across Australia and New Zealand SOUTH KOREA & ASEAN:  Amarin & Lotus entered into a long-term exclusive partnership to distribute and commercialize VAZKEPA® (icosapent ethyl) across 10 countries (ASEAN and South Korea). Regulatory Approval Achieved; P&R Efforts in Process Regulatory Preparations Underway Launched

Q4/FY 2023 PRELIMINARY FINANCIAL RESULTS

Q4 '23 Total Revenue of $72-$74M

- USA Revenue: ~$64-$65M
- European Revenue: ~**$1.5 million; ~65% increase versus Q3 2023**
- ROW Revenue: ~$7-8M (includes Edding Supply Shipments & Milestone Achievement)



Total Revenue
100
50
0
$66M
$72-74M
Q3 2023
Q4 2023

Full Year 2023 Cash Position

- Cash Balance of $321M as of 12/31/23;
- Cash Flow Positive $10M for Full Year 2023
- 6 quarters of cash flow positive or neutral ops[1]



325
320
315
310
305
300
$311M
$321M
+$10M
Dec. 31, 2022
Dec. 31, 2023

[1] Excludes one-time supply restructuring payments.

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03 2024: ACCELERATE OPERATIONAL MOMENTUM 13

Accelerate uptake; Focus on advocacy/adoption in 2024. Build on launch uptake;  Key account focus in 2024. United Kingdom Plan to resubmit in 2024. INCREASE IMPACT ON EU5 Plan to submit w/strengthened clinical assess. in 2024. Plan to resubmit in Q1 2024. Accelerating Revenue Evolving Pricing & Reimbursement Approach A SUPPORT EFFORTS IN REST OF EUROPE Out of 7 pricing and reimbursement submissions, we aim to conclude successfully on at least 5 in 2024. Continue to Advance P&R Submissions Support Commercialization in Key Launched Markets Belgium Austria Switzerland Portugal Sweden Netherlands Spain Italy France Germany Greece Norway B EUROPE: CORE FOCUS ON ENHANCING REVENUES IN LAUNCH MARKETS, ADVANCING P&R SUBMISSIONS ACROSS EU5 IN 2024 Republic of Ireland Finland

15 U.S.: EXTENDING MOMENTUM ON BRANDED EXCLUSIVE CONTRACTS  TO MAINTAIN IPE MARKET LEADERSHIP IN 2024 Exclusive Accounts Represented 50% Of Total IPE Market Volume beginning of 2024: Exclusive Accounts Represented 50%+ Of Total IPE Market Volume End of 2023: With a Highly Dynamic Market, Amarin is Ready to Execute Plans to Retain IPE Market Leadership & Profitability

REST OF World: MOVE from entering partnerships to advancing access & uptake in key markets Note: The company is pursuing expansion into these various additional markets and the status of regulatory and/or patent approval will vary market to market. Regulatory Approval Achieved; P&R Efforts in Process Regulatory Preparations In Process China Launched in October 2023 (VHTG)  Australia / New Zealand Australia Approved November 2022, New Zealand Approved January 2023 MENA Launched in Lebanon (2018), UAE (2019), Qatar (2022), Kuwait (2023), KSA (2023) Canada Launched in February 2020   20+ Regulatory Processes Underway    Launched South Korea and ASEAN (Lotus) Approval Processes Ongoing 

AMARIN ANNOUNCES PLAN TO INITIATE SHARE REPURCHASE PROGRAM OF UP TO $50 MILLION Company has entered into a conditional share repurchase agreement with Cantor Fitzgerald to purchase up to $50 million of Amarin’s ordinary shares.  Program is conditional upon Amarin shareholder and UK court approval, as required under UK company law. Amarin intends to promptly call its 2024 Annual General Meeting of Shareholders to seek shareholder approval. Amarin anticipates that these steps could be completed by the end of the second quarter of 2024 with repurchases commencing shortly thereafter.  “...in-line with this morning’s announced share repurchase program, we have confidence in the business and we are focused on delivering value for shareholders.” - Patrick Holt, President & CEO, Amarin

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